Quarterly Performance Summary
Truist Financial Corporation
Second Quarter 2024

Financial Highlights

	Quarter Ended					Year-to-Date
(Dollars in millions, except per share data, shares in thousands)	June 30	March 31	Dec. 31	Sept. 30	June 30	June 30	June 30
	2024	2024	2023	2023	2023	2024	2023
Summary Income Statement
Interest income - taxable equivalent	$6,404	$6,237	$6,324	$6,284	$6,229	$12,641	$12,064
Interest expense	2,824	2,812	2,747	2,692	2,572	5,636	4,489
Net interest income - taxable equivalent	3,580	3,425	3,577	3,592	3,657	7,005	7,575
Less: Taxable-equivalent adjustment	53	53	58	57	54	106	105
Net interest income	3,527	3,372	3,519	3,535	3,603	6,899	7,470
Provision for credit losses	451	500	572	497	538	951	1,040
Net interest income after provision for credit losses	3,076	2,872	2,947	3,038	3,065	5,948	6,430
Noninterest income	(5,212)	1,446	1,363	1,334	1,380	(3,766)	2,801
Noninterest expense	3,094	2,953	9,557	3,060	3,046	6,047	6,061
Income (loss) before income taxes	(5,230)	1,365	(5,247)	1,312	1,399	(3,865)	3,170
Provision (benefit) for income taxes	(1,324)	232	(56)	203	230	(1,092)	591
Net income (loss) from continuing operations(1)	(3,906)	1,133	(5,191)	1,109	1,169	(2,773)	2,579
Net income (loss) from discontinued operations(1)	4,828	67	101	74	176	4,895	281
Net income (loss)	922	1,200	(5,090)	1,183	1,345	2,122	2,860
Noncontrolling interests from discontinued operations(1)	19	3	—	6	36	22	38
Preferred stock dividends and other	77	106	77	106	75	183	178
Net income (loss) available to common shareholders	826	1,091	(5,167)	1,071	1,234	1,917	2,644
Net income available to common shareholders - adjusted(2)	1,235	1,216	1,094	1,071	1,234	2,451	2,644
Additional Income Statement Information
Revenue - taxable equivalent	(1,632)	4,871	4,940	4,926	5,037	3,239	10,376
Pre-provision net revenue - unadjusted(2)	(4,726)	1,918	(4,617)	1,866	1,991	(2,808)	4,315
Pre-provision net revenue - adjusted(2)	2,209	2,132	2,221	2,025	2,142	4,341	4,622
Key Metrics
Earnings:
Earnings per share-basic from continuing operations(1)(3)	$(2.98)	$0.77	$(3.95)	$0.75	$0.82	$(2.21)	$1.80
Earnings per share-basic	0.62	0.82	(3.87)	0.80	0.93	$1.43	$1.99
Earnings per share-diluted from continuing operations(1)(3)	(2.98)	0.76	(3.95)	0.75	0.82	(2.21)	1.79
Earnings per share-diluted	0.62	0.81	(3.87)	0.80	0.92	1.43	1.98
Earnings per share-adjusted diluted(2)	0.91	0.90	0.81	0.80	0.92	1.82	1.98
Cash dividends declared per share	0.52	0.52	0.52	0.52	0.52	1.04	1.04
Common shareholders’ equity per share	42.71	38.97	39.31	41.37	42.68
Tangible common shareholders’ equity per share(2)	28.91	21.64	21.83	19.25	20.44
End of period shares outstanding	1,338,223	1,338,096	1,333,743	1,333,668	1,331,976
Weighted average shares outstanding-basic	1,338,149	1,335,091	1,333,703	1,333,522	1,331,953	1,336,620	1,330,286
Weighted average shares outstanding-diluted	1,338,149	1,346,904	1,333,703	1,340,574	1,337,307	1,336,620	1,338,346
Return on average assets	0.70%	0.91%	(3.74)%	0.86%	0.95%	0.81%	1.02%
Return on average common shareholders’ equity	6.1	8.4	(36.6)	7.5	8.6	7.2	9.5
Return on average tangible common shareholders’ equity(2)	10.4	16.3	15.0	17.3	19.4	12.5	21.6
Net interest margin - taxable equivalent(3)	3.03	2.89	2.96	2.93	2.90	2.96	3.03
Efficiency ratio-GAAP(3)	NM	61.3	195.8	62.9	61.1	NM	59.0
Efficiency ratio-adjusted(2)(3)	56.0	56.2	55.0	58.9	57.5	56.1	55.4
Fee income ratio-GAAP(3)	NM	30.0	27.9	27.4	27.7	NM	27.3
Fee income ratio-adjusted(2)(3)	28.7	29.7	27.6	27.1	27.4	29.2	27.0
Credit Quality
Nonperforming loans and leases as a percentage of LHFI	0.46%	0.45%	0.44%	0.46%	0.47%	0.28%	0.29%
Net charge-offs as a percentage of average LHFI	0.58	0.64	0.57	0.51	0.54	0.61%	0.46%
Allowance for loan and lease losses as a percentage of LHFI	1.57	1.56	1.54	1.49	1.43
Ratio of allowance for loan and lease losses to nonperforming LHFI	3.4x	3.4x	3.5x	3.2x	3.0x
Average Balances
Assets	$526,894	$531,002	$539,656	$547,704	$565,822	$528,948	$562,741
Securities(4)	121,318	131,273	133,390	135,527	138,393	126,295	139,466
Loans and leases	307,583	309,426	313,832	319,881	328,258	308,505	327,905
Deposits	388,042	389,058	395,333	401,038	399,826	388,550	404,118
Common shareholders’ equity	54,863	52,167	56,061	56,472	57,302	53,515	56,346
Total shareholders’ equity	61,677	59,011	62,896	63,312	64,101	60,344	63,095
Period-End Balances
Assets	$519,853	$534,959	$535,349	$542,707	$554,549
Securities(4)	108,416	119,419	121,473	120,059	124,923
Loans and leases	307,149	308,477	313,341	317,112	324,015
Deposits	385,411	394,265	395,865	400,024	406,043
Common shareholders’ equity	57,154	52,148	52,428	55,167	56,853
Total shareholders’ equity	63,827	59,053	59,253	62,007	63,681
Capital and Liquidity Ratios	(preliminary)
Common equity tier 1	11.6%	10.1%	10.1%	9.9%	9.6%
Tier 1	13.2	11.7	11.6	11.4	11.1
Total	15.4	13.9	13.7	13.5	13.2
Leverage	10.5	9.5	9.3	9.2	8.8
Supplementary leverage	8.9	8.0	7.9	7.8	7.5
Liquidity coverage ratio	110	115	112	110	112
Applicable ratios are annualized.
(1)On February 20, 2024, the Company entered into an agreement to sell the remaining 80% stake of the common equity in TIH to an investor group, representing substantially all of the Company’s IH segment. The sale represents a material strategic shift for the Company and as a result, the Company recast results for all periods presented under the discontinued operations basis of presentation. On May 6, 2024, the Company completed the sale resulting in an after-tax gain of $4.8 billion.
(2)Represents a non-GAAP measure. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in the appendix to Truist’s Second Quarter 2024 Earnings Presentation.
(3)This metric is calculated based on continuing operations.
(4)Includes AFS and HTM securities. Average balances reflect AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

Consolidated Statements of Income

	Quarter Ended					Year-to-Date
	June 30	March 31	Dec. 31	Sept. 30	June 30	June 30	June 30
(Dollars in millions, except per share data, shares in thousands)	2024	2024	2023	2023	2023	2024	2023
Interest Income
Interest and fees on loans and leases	$4,879	$4,865	$4,971	$4,976	$4,915	$9,744	$9,571
Interest on securities	838	805	802	763	749	1,643	1,501
Interest on other earning assets	634	514	493	488	511	1,148	887
Total interest income	6,351	6,184	6,266	6,227	6,175	12,535	11,959
Interest Expense
Interest on deposits	2,016	1,964	1,917	1,858	1,527	3,980	2,652
Interest on long-term debt	446	482	476	491	734	928	1,248
Interest on other borrowings	362	366	354	343	311	728	589
Total interest expense	2,824	2,812	2,747	2,692	2,572	5,636	4,489
Net Interest Income	3,527	3,372	3,519	3,535	3,603	6,899	7,470
Provision for credit losses	451	500	572	497	538	951	1,040
Net Interest Income After Provision for Credit Losses	3,076	2,872	2,947	3,038	3,065	5,948	6,430
Noninterest Income
Wealth management income	361	356	346	343	330	717	669
Investment banking and trading income	286	323	165	185	211	609	472
Service charges on deposits	232	225	229	154	240	457	490
Card and payment related fees	230	224	232	238	236	454	466
Mortgage banking income	112	97	94	102	99	209	241
Lending related fees	89	96	153	102	86	185	192
Operating lease income	50	59	60	63	64	109	131
Securities gains (losses)	(6,650)	—	—	—	—	(6,650)	—
Other income	78	66	84	147	114	144	140
Total noninterest income	(5,212)	1,446	1,363	1,334	1,380	(3,766)	2,801
Noninterest Expense
Personnel expense	1,661	1,630	1,474	1,669	1,705	3,291	3,373
Professional fees and outside processing	308	278	305	289	311	586	598
Software expense	218	224	223	222	223	442	423
Net occupancy expense	160	160	159	164	166	320	335
Amortization of intangibles	89	88	98	98	99	177	199
Equipment expense	89	88	103	89	87	177	189
Marketing and customer development	63	56	53	70	69	119	137
Operating lease depreciation	34	40	42	43	44	74	90
Regulatory costs	85	152	599	77	73	237	148
Restructuring charges	33	51	155	61	48	84	104
Goodwill impairment	—	—	6,078	—	—	—	—
Other expense	354	186	268	278	221	540	465
Total noninterest expense	3,094	2,953	9,557	3,060	3,046	6,047	6,061
Earnings
Income (loss) before income taxes	(5,230)	1,365	(5,247)	1,312	1,399	(3,865)	3,170
Provision (benefit) for income taxes	(1,324)	232	(56)	203	230	(1,092)	591
Net income (loss) from continuing operations(1)	(3,906)	1,133	(5,191)	1,109	1,169	(2,773)	2,579
Net income from discontinued operations(1)	4,828	67	101	74	176	4,895	281
Net income (loss)	922	1,200	(5,090)	1,183	1,345	2,122	2,860
Noncontrolling interests from discontinuing operations(1)	19	3	—	6	36	22	38
Preferred stock dividends and other	77	106	77	106	75	183	178
Net income (loss) available to common shareholders	$826	$1,091	$(5,167)	$1,071	$1,234	$1,917	$2,644

Earnings Per Common Share
Basic earnings from continuing operations(1)	$(2.98)	$0.77	$(3.95)	$0.75	$0.82	$(2.21)	$1.80
Basic earnings	0.62	0.82	(3.87)	0.80	0.93	$1.43	1.99
Diluted earnings from continuing operations(1)	(2.98)	0.76	(3.95)	0.75	0.82	(2.21)	1.79
Diluted earnings	0.62	0.81	(3.87)	0.80	0.92	1.43	1.98
Weighted Average Shares Outstanding
Basic	1,338,149	1,335,091	1,333,703	1,333,522	1,331,953	1,336,620	1,330,286
Diluted	1,338,149	1,346,904	1,333,703	1,340,574	1,337,307	1,336,620	1,338,346
(1)On February 20, 2024, the Company entered into an agreement to sell the remaining 80% stake of the common equity in TIH to an investor group, representing substantially all of the Company’s IH segment. The sale represents a material strategic shift for the Company and as a result, the Company recast results for all periods presented under the discontinued operations basis of presentation. On May 6, 2024, the Company completed the sale resulting in an after-tax gain of $4.8 billion.

Consolidated Ending Balance Sheets - Five Quarter Trend

	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions)	2024	2024	2023	2023	2023
Assets
Cash and due from banks	$5,204	$5,040	$5,000	$5,090	$4,733
Interest-bearing deposits with banks	35,675	29,510	25,230	24,305	24,934
Securities borrowed or purchased under resale agreements	2,338	2,091	2,378	2,018	2,315
Trading assets at fair value	5,558	5,268	4,332	4,384	4,097
Securities available for sale at fair value	55,969	66,050	67,366	65,117	68,965
Securities held to maturity at amortized cost	52,447	53,369	54,107	54,942	55,958
Loans and leases:
Commercial:
Commercial and industrial	156,400	157,669	160,788	162,330	167,153
CRE	21,730	22,142	22,570	22,736	22,825
Commercial construction	7,787	7,472	6,683	6,343	5,943
Consumer:
Residential mortgage	54,344	54,886	55,492	56,013	56,476
Home equity	9,772	9,825	10,053	10,160	10,348
Indirect auto	21,994	22,145	22,727	24,084	25,759
Other consumer	28,677	28,096	28,647	29,105	28,755
Credit card	4,988	4,989	5,101	4,928	4,833
Total loans and leases held for investment	305,692	307,224	312,061	315,699	322,092
Loans held for sale	1,457	1,253	1,280	1,413	1,923
Total loans and leases	307,149	308,477	313,341	317,112	324,015
Allowance for loan and lease losses	(4,808)	(4,803)	(4,798)	(4,693)	(4,606)
Premises and equipment	3,244	3,274	3,298	3,319	3,379
Goodwill	17,157	17,157	17,156	23,234	23,235
Core deposit and other intangible assets	1,729	1,816	1,909	2,011	2,111
Loan servicing rights at fair value	3,410	3,417	3,378	3,537	3,497
Other assets	34,781	36,521	34,997	34,858	33,864
Assets of discontinued operations(1)	—	7,772	7,655	7,473	8,052
Total assets	$519,853	$534,959	$535,349	$542,707	$554,549
Liabilities
Deposits:
Noninterest-bearing deposits	$107,310	$110,901	$111,624	$116,674	$121,831
Interest checking	102,654	108,329	104,757	103,288	106,471
Money market and savings	136,989	133,176	135,923	137,914	135,514
Time deposits	38,458	41,859	43,561	42,148	42,227
Total deposits	385,411	394,265	395,865	400,024	406,043
Short-term borrowings	22,816	26,329	24,828	23,485	24,456
Long-term debt	34,616	39,071	38,918	41,232	44,749
Other liabilities	13,183	13,119	12,946	12,962	11,788
Liabilities of discontinued operations	—	3,122	3,539	2,997	3,832
Total liabilities	456,026	475,906	476,096	480,700	490,868
Shareholders’ Equity:
Preferred stock	6,673	6,673	6,673	6,673	6,673
Common stock	6,691	6,690	6,669	6,668	6,660
Additional paid-in capital	36,364	36,197	36,177	36,114	35,990
Retained earnings	22,603	22,483	22,088	27,944	27,577
Accumulated other comprehensive loss	(8,504)	(13,222)	(12,506)	(15,559)	(13,374)
Noncontrolling interests	—	232	152	167	155
Total shareholders’ equity	63,827	59,053	59,253	62,007	63,681
Total liabilities and shareholders’ equity	$519,853	$534,959	$535,349	$542,707	$554,549
(1)Includes goodwill and intangible assets of $5.0 billion as of March 31, 2024, $5.0 billion as of December 31, 2023, $5.0 billion as of September 30, 2023, and $5.1 billion as of June 30, 2023.

Average Balances and Rates - Quarters

	Quarter Ended
	June 30, 2024			March 31, 2024			December 31, 2023			September 30, 2023			June 30, 2023
(Dollars in millions)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/ Expense(2)	Yields/ Rates(2)
Assets
AFS and HTM securities at amortized cost:
U.S. Treasury	$11,145	$101	3.66%	$9,853	$37	1.49%	$10,967	$38	1.37%	$10,886	$34	1.27%	$11,115	$30	1.10%
U.S. government-sponsored entities (GSE)	382	3	3.27	389	3	3.40	389	2	3.23	339	3	2.92	329	3	2.70
Mortgage-backed securities issued by GSE	107,901	720	2.67	116,946	735	2.51	117,868	736	2.50	120,078	701	2.33	122,647	690	2.25
States and political subdivisions	420	5	4.14	421	4	4.15	421	5	4.16	423	4	4.12	425	5	4.18
Non-agency mortgage-backed	1,452	10	2.61	3,645	27	2.98	3,725	22	2.37	3,781	22	2.33	3,852	22	2.32
Other	18	—	5.29	19	—	5.35	20	—	5.47	20	1	5.55	25	—	5.20
Total securities	121,318	839	2.77	131,273	806	2.46	133,390	803	2.41	135,527	765	2.26	138,393	750	2.17
Loans and leases:
Commercial:
Commercial and industrial	157,043	2,550	6.53	158,385	2,572	6.53	160,278	2,657	6.58	164,022	2,686	6.50	166,588	2,610	6.28
CRE	21,969	381	6.93	22,400	389	6.95	22,755	400	6.94	22,812	396	6.85	22,706	384	6.73
Commercial construction	7,645	147	7.85	7,134	137	7.83	6,515	127	7.84	6,194	120	7.83	5,921	111	7.64
Consumer:
Residential mortgage	54,490	525	3.86	55,070	528	3.84	55,658	532	3.83	56,135	532	3.79	56,320	531	3.77
Home equity	9,805	195	8.02	9,930	196	7.92	10,104	199	7.80	10,243	196	7.61	10,478	190	7.26
Indirect auto	22,016	381	6.95	22,374	372	6.69	23,368	381	6.46	24,872	386	6.16	26,558	398	6.01
Other consumer	28,326	581	8.25	28,285	561	7.98	28,913	561	7.69	28,963	542	7.43	28,189	499	7.10
Student	—	—	—	—	—	—	—	—	—	—	1	—	4,766	80	6.76
Credit card	4,905	148	12.14	4,923	146	11.96	4,996	149	11.84	4,875	143	11.62	4,846	137	11.48
Total loans and leases held for investment	306,199	4,908	6.44	308,501	4,901	6.38	312,587	5,006	6.36	318,116	5,002	6.25	326,372	4,940	6.07
Loans held for sale	1,384	22	6.56	925	15	6.38	1,245	21	6.82	1,765	28	6.20	1,886	28	5.94
Total loans and leases	307,583	4,930	6.44	309,426	4,916	6.38	313,832	5,027	6.36	319,881	5,030	6.25	328,258	4,968	6.07
Interest earning trading assets	5,515	84	6.11	4,845	79	6.50	4,680	80	6.92	4,380	76	6.91	4,445	75	6.73
Other earning assets	39,250	551	5.56	30,567	436	5.74	28,956	414	5.65	28,574	413	5.74	34,616	436	5.06
Total earning assets	473,666	6,404	5.42	476,111	6,237	5.26	480,858	6,324	5.23	488,362	6,284	5.12	505,712	6,229	4.94
Nonearning assets	50,587			47,307			51,165			51,607			52,316
Assets of discontinued operations	2,641			7,584			7,633			7,735			7,794
Total assets	$526,894			$531,002			$539,656			$547,704			$565,822
Liabilities and Shareholders’ Equity
Interest-bearing deposits:
Interest checking	$103,894	707	2.74	$103,537	684	2.65	$101,722	635	2.48	$101,252	611	2.40	$102,105	508	1.99
Money market and savings	135,264	873	2.60	134,696	832	2.49	137,464	843	2.43	139,961	829	2.35	138,149	686	1.99
Time deposits	41,250	436	4.24	41,937	448	4.30	41,592	439	4.19	40,920	418	4.05	35,844	333	3.73
Total interest-bearing deposits	280,408	2,016	2.89	280,170	1,964	2.82	280,778	1,917	2.71	282,133	1,858	2.61	276,098	1,527	2.22
Short-term borrowings	26,016	362	5.58	26,230	366	5.62	24,958	354	5.62	24,894	343	5.47	23,991	311	5.19
Long-term debt	36,721	446	4.87	40,721	482	4.74	40,818	476	4.67	43,353	491	4.51	63,665	734	4.62
Total interest-bearing liabilities	343,145	2,824	3.31	347,121	2,812	3.26	346,554	2,747	3.15	350,380	2,692	3.05	363,754	2,572	2.84
Noninterest-bearing deposits	107,634			108,888			114,555			118,905			123,728
Other liabilities	13,318			12,885			12,433			11,699			10,865
Liabilities of discontinued operations	1,120			3,097			3,218			3,408			3,374
Shareholders’ equity	61,677			59,011			62,896			63,312			64,101
Total liabilities and shareholders’ equity	$526,894			$531,002			$539,656			$547,704			$565,822
Average interest-rate spread			2.11			2.00			2.08			2.07			2.10

Net interest income/ net interest margin		$3,580	3.03%		$3,425	2.89%		$3,577	2.96%		$3,592	2.93%		$3,657	2.90%
Taxable-equivalent adjustment		53			53			58			57			54
Memo: Total deposits	$388,042	2,016	2.09%	$389,058	1,964	2.03%	$395,333	1,917	1.92%	$401,038	1,858	1.84%	$399,826	1,527	1.53%
(1)Excludes basis adjustments for fair value hedges.
(2)Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.

Average Balances and Rates - Year-To-Date

	Year-to-Date
	June 30, 2024			June 30, 2023
(Dollars in millions)	Average Balances(1)	Income/Expense(2)	Yields/ Rates(2)	Average Balances(1)	Income/Expense(2)	Yields/ Rates(2)
Assets
AFS and HTM securities at amortized cost:
U.S. Treasury	$10,499	$138	2.64%	$11,116	$60	1.08%
U.S. government-sponsored entities (GSE)	385	6	3.34	332	5	2.78
Mortgage-backed securities issued by GSE	112,423	1,455	2.59	123,692	1,384	2.24
States and political subdivisions	420	9	4.14	425	9	4.12
Non-agency mortgage-backed	2,549	37	2.87	3,879	45	2.33
Other	19	—	5.32	22	—	5.24
Total securities	126,295	1,645	2.61	139,466	1,503	2.16
Loans and leases:
Commercial:
Commercial and industrial	157,714	5,122	6.53	165,846	5,046	6.13
CRE	22,185	770	6.94	22,698	739	6.52
Commercial construction	7,389	284	7.84	5,892	212	7.39
Consumer:
Residential mortgage	54,780	1,053	3.85	56,370	1,057	3.75
Home equity	9,868	391	7.97	10,606	370	7.03
Indirect auto	22,195	753	6.82	27,147	796	5.91
Other consumer	28,306	1,142	8.12	27,876	958	6.93
Student	—	—	—	4,947	169	6.91
Credit card	4,913	294	12.05	4,815	273	11.45
Total loans and leases held for investment	307,350	9,809	6.41	326,197	9,620	5.94
Loans held for sale	1,155	37	6.49	1,708	53	6.28
Total loans and leases	308,505	9,846	6.41	327,905	9,673	5.94
Interest earning trading assets	5,180	163	6.29	4,951	158	6.38
Other earning assets	34,909	987	5.60	29,916	730	4.87
Total earning assets	474,889	12,641	5.34	502,238	12,064	4.83
Nonearning assets	48,947			52,953
Assets of discontinued operations	5,112			7,550
Total assets	$528,948			$562,741
Liabilities and Shareholders’ Equity
Interest-bearing deposits:
Interest checking	$103,716	1,391	2.70	$105,477	938	1.79
Money market and savings	134,979	1,705	2.54	138,972	1,162	1.69
Time deposits	41,594	884	4.27	32,276	552	3.45
Total interest-bearing deposits	280,289	3,980	2.86	276,725	2,652	1.93
Short-term borrowings	26,123	728	5.60	24,023	589	4.94
Long-term debt	38,721	928	4.80	57,396	1,248	4.37
Total interest-bearing liabilities	345,133	5,636	3.28	358,144	4,489	2.52
Noninterest-bearing deposits	108,261			127,393
Other liabilities	13,101			11,043
Liabilities of discontinued operations	2,109			3,066
Shareholders’ equity	60,344			63,095
Total liabilities and shareholders’ equity	$528,948			$562,741
Average interest-rate spread			2.06			2.31

Net interest income/ net interest margin		$7,005	2.96%		$7,575	3.03%
Taxable-equivalent adjustment		106			105
Memo: Total deposits	$388,550	3,980	2.06%	$404,118	2,652	1.32%
(1)Excludes basis adjustments for fair value hedges.
(2)Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.

Credit Quality

	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions)	2024	2024	2023	2023	2023
Nonperforming Assets
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$459	$512	$470	$561	$562
CRE	360	261	284	289	275
Commercial construction	—	23	24	29	16
Consumer:
Residential mortgage	161	151	153	132	221
Home equity	123	130	122	123	129
Indirect auto	244	256	268	266	262
Other consumer	64	61	59	52	46
Total nonaccrual loans and leases held for investment	1,411	1,394	1,380	1,452	1,511
Loans held for sale	9	22	51	75	13
Total nonaccrual loans and leases	1,420	1,416	1,431	1,527	1,524
Foreclosed real estate	5	4	3	3	3
Other foreclosed property	51	56	54	54	56
Total nonperforming assets	$1,476	$1,476	$1,488	$1,584	$1,583
Loans 90 Days or More Past Due and Still Accruing
Commercial:
Commercial and industrial	$8	$12	$7	$15	$36
Commercial construction	1	—	1	—	5
Consumer:
Residential mortgage - government guaranteed	375	408	418	456	541
Residential mortgage - nonguaranteed	27	33	21	30	23
Home equity	7	10	11	9	7
Indirect auto	1	1	2	1	—
Other consumer	19	18	21	16	12
Credit card	51	56	53	47	38
Total loans 90 days past due and still accruing	$489	$538	$534	$574	$662
Loans 30-89 Days Past Due
Commercial:
Commercial and industrial	$109	$158	$230	$98	$142
CRE	8	21	5	28	38
Commercial construction	—	—	—	1	6
Consumer:
Residential mortgage - government guaranteed	340	286	326	293	267
Residential mortgage - nonguaranteed	392	352	313	270	254
Home equity	58	59	70	61	56
Indirect auto	592	540	669	598	549
Other consumer	214	226	271	219	175
Credit card	78	74	87	68	63
Total loans 30-89 days past due	$1,791	$1,716	$1,971	$1,636	$1,550

	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2024	2024	2023	2023	2023
Asset Quality Ratios
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.59%	0.56%	0.63%	0.52%	0.48%
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.16	0.18	0.17	0.18	0.21
Nonperforming loans and leases as a percentage of loans and leases held for investment	0.46	0.45	0.44	0.46	0.47
Nonperforming loans and leases as a percentage of loans and leases(1)	0.46	0.46	0.46	0.48	0.47
Nonperforming assets as a percentage of:
Total assets(1)	0.28	0.28	0.28	0.29	0.29
Loans and leases plus foreclosed property	0.48	0.47	0.46	0.48	0.49
Net charge-offs as a percentage of average loans and leases	0.58	0.64	0.57	0.51	0.54
Allowance for loan and lease losses as a percentage of loans and leases	1.57	1.56	1.54	1.49	1.43
Ratio of allowance for loan and lease losses to:
Net charge-offs	2.7X	2.4X	2.7X	2.9X	2.6X
Nonperforming loans and leases	3.4X	3.4X	3.5X	3.2X	3.0X
Asset Quality Ratios (Excluding Government Guaranteed)
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.04%	0.04%	0.04%	0.04%	0.04%
Applicable ratios are annualized.
(1)Includes loans held for sale.

				As of/For the Year-to-Date
				Period Ended June 30
				2024	2023
Asset Quality Ratios
Net charge-offs as a percentage of average loans and leases				0.61%	0.46%
Ratio of allowance for loan and lease losses to net charge-offs				2.6X	3.1X
Applicable ratios are annualized.
Applicable ratios are annualized.
(1)Includes loans held for sale.

	As of/For the Quarter Ended					As of/For the Year-to-Date
	June 30	March 31	Dec. 31	Sept. 30	June 30	Period Ended June 30
(Dollars in millions)	2024	2024	2023	2023	2023	2024	2023
Allowance for Credit Losses(1)
Beginning balance	$5,100	$5,093	$4,970	$4,879	$4,761	$5,093	$4,649
Provision for credit losses	451	500	572	497	558	951	1,040
Charge-offs:
Commercial:
Commercial and industrial	(83)	(97)	(110)	(98)	(107)	(180)	(182)
CRE	(97)	(103)	(48)	(77)	(35)	(200)	(41)
Commercial construction	—	—	(5)	—	—	—	—
Consumer:
Residential mortgage	(1)	(1)	—	(8)	(1)	(2)	(2)
Home equity	(3)	(3)	(2)	(4)	(2)	(6)	(4)
Indirect auto	(136)	(154)	(154)	(135)	(115)	(290)	(242)
Other consumer	(141)	(165)	(148)	(120)	(104)	(306)	(209)
Student	—	—	—	—	(103)	—	(108)
Credit card	(74)	(77)	(64)	(55)	(53)	(151)	(104)
Total charge-offs	(535)	(600)	(531)	(497)	(520)	(1,135)	(892)
Recoveries:
Commercial:
Commercial and industrial	14	32	16	28	13	46	26
CRE	5	7	—	2	—	12	1
Commercial construction	1	—	2	—	—	1	1
Consumer:
Residential mortgage	2	1	1	1	2	3	4
Home equity	4	5	5	7	5	9	11
Indirect auto	30	28	25	25	31	58	57
Other consumer	28	28	21	20	20	56	37
Credit card	9	9	8	9	9	18	18
Total recoveries	93	110	78	92	80	203	155
Net charge-offs	(442)	(490)	(453)	(405)	(440)	(932)	(737)
Other(2)	1	(3)	4	(1)	—	(2)	(73)
Ending balance	$5,110	$5,100	$5,093	$4,970	$4,879	$5,110	$4,879
Allowance for Credit Losses:(1)
Allowance for loan and lease losses	$4,808	$4,803	$4,798	$4,693	$4,606
Reserve for unfunded lending commitments (RUFC)	302	297	295	277	273
Allowance for credit losses	$5,110	$5,100	$5,093	$4,970	$4,879
(1)Excludes provision for credit losses and allowances related to other financial assets at amortized cost.
(2)The six months ended June 30, 2023 includes the impact from the adoption of the Troubled Debt Restructurings and Vintage Disclosures accounting standard.

	Quarter Ended					As of/For the Year-to-Date
	June 30	March 31	Dec. 31	Sept. 30	June 30	Period Ended June 30
	2024	2024	2023	2023	2023	2024	2023
Net Charge-offs as a Percentage of Average Loans and Leases:
Commercial:
Commercial and industrial	0.18%	0.17%	0.23%	0.17%	0.23%	0.17%	0.19%
CRE	1.67	1.73	0.83	1.31	0.62	1.70	0.35
Commercial construction	(0.05)	(0.02)	0.22	(0.03)	(0.02)	(0.04)	(0.03)
Consumer:
Residential mortgage	(0.01)	—	(0.01)	0.05	(0.01)	—	(0.01)
Home equity	(0.03)	(0.08)	(0.12)	(0.10)	(0.12)	(0.06)	(0.14)
Indirect auto	1.94	2.26	2.19	1.75	1.28	2.10	1.38
Other consumer	1.60	1.96	1.74	1.37	1.20	1.78	1.25
Student	—	—	—	—	8.67	—	4.42
Credit card	5.33	5.54	4.38	3.78	3.66	5.44	3.60
Total loans and leases	0.58	0.64	0.57	0.51	0.54	0.61	0.46
Applicable ratios are annualized.

Segment Financial Performance - Preliminary(1)(2)

	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions)	2024	2024	2023	2023	2023
Consumer and Small Business Banking
Net interest income (expense)	$1,286	$1,264	$1,340	$1,370	$1,544
Net intersegment interest income (expense)	1,342	1,339	1,272	1,236	1,082
Segment net interest income (expense)	2,628	2,603	2,612	2,606	2,626
Allocated provision for credit losses	309	303	359	260	227
Noninterest income	507	503	526	436	514
Goodwill impairment	—	—	3,361	—	—
Noninterest expense ex goodwill impairment	1,645	1,645	1,696	1,642	1,616
Income (loss) before income taxes	1,181	1,158	(2,278)	1,140	1,297
Provision (benefit) for income taxes	283	279	262	274	309
Segment net income (loss)	$898	$879	$(2,540)	$866	$988

Wholesale Banking
Net interest income (expense)	$2,187	$2,234	$2,300	$2,323	$2,329
Net intersegment interest income (expense)	(497)	(547)	(565)	(607)	(562)
Segment net interest income (expense)	1,690	1,687	1,735	1,716	1,767
Allocated provision for credit losses	142	198	212	243	309
Noninterest income	991	983	883	905	891
Goodwill impairment	—	—	2,717	—	—
Noninterest expense ex goodwill impairment	1,348	1,374	1,643	1,297	1,297
Income (loss) before income taxes	1,191	1,098	(1,954)	1,081	1,052
Provision (benefit) for income taxes	237	214	138	211	203
Segment net income (loss)	$954	$884	$(2,092)	$870	$849

Other, Treasury & Corporate(3)
Net interest income (expense)	$54	$(126)	$(121)	$(158)	$(270)
Net intersegment interest income (expense)	(845)	(792)	(707)	(629)	(520)
Segment net interest income (expense)	(791)	(918)	(828)	(787)	(790)
Allocated provision for credit losses	—	(1)	1	(6)	2
Noninterest income	(6,710)	(40)	(46)	(7)	(25)
Noninterest expense	101	(66)	140	121	133
Income (loss) before income taxes	(7,602)	(891)	(1,015)	(909)	(950)
Provision (benefit) for income taxes	(1,844)	(261)	(456)	(282)	(282)
Segment net income (loss)	$(5,758)	$(630)	$(559)	$(627)	$(668)

Total Truist Financial Corporation
Net interest income (expense)	$3,527	$3,372	$3,519	$3,535	$3,603
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income (expense)	3,527	3,372	3,519	3,535	3,603
Allocated provision for credit losses	451	500	572	497	538
Noninterest income	(5,212)	1,446	1,363	1,334	1,380
Goodwill impairment	—	—	6,078	—	—
Noninterest expense ex goodwill impairment	3,094	2,953	3,479	3,060	3,046
Income (loss) before income taxes	(5,230)	1,365	(5,247)	1,312	1,399
Provision (benefit) for income taxes	(1,324)	232	(56)	203	230
Net income (loss) from continuing operations	$(3,906)	$1,133	$(5,191)	$1,109	$1,169
(1)Effective January 1, 2024, several business activities were realigned reflecting updates to the Company’s operating structure. First, the CB&W segment was renamed CSBB and the C&CB segment was renamed WB. Second, the Wealth business was realigned into the WB segment from the CSBB segment, representing a separate reporting unit in that segment. Third, the small business banking client segmentation was realigned into the CSBB segment from the WB segment. The segment disclosures have been revised to reflect the segment realignment.
(2)On February 20, 2024, the Company entered into an agreement to sell the remaining 80% stake of the common equity in TIH to an investor group, representing substantially all of the Company’s IH segment. The sale represents a material strategic shift for the Company and as a result, the Company recast results for all periods presented under the discontinued operations basis of presentation. On May 6, 2024, the Company completed the sale resulting in an after-tax gain of $4.8 billion. As a result, the IH segment is no longer presented in the table above.
(3)Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

Capital Information - Five Quarter Trend

	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions, except per share data, shares in thousands)	2024	2024	2023	2023	2023
Selected Capital Information	(preliminary)
Risk-based capital:
Common equity tier 1	$47,707	$42,691	$42,671	$42,276	$41,642
Tier 1	54,377	49,361	49,341	48,946	48,312
Total	63,346	58,548	58,063	57,713	57,236
Risk-weighted assets	412,406	421,680	423,705	428,755	434,946
Average quarterly assets for leverage ratio	519,467	522,095	533,084	534,402	550,734
Average quarterly assets for supplementary leverage ratio	608,546	614,238	624,591	627,382	643,662
Risk-based capital ratios:
Common equity tier 1	11.6%	10.1%	10.1%	9.9%	9.6%
Tier 1	13.2	11.7	11.6	11.4	11.1
Total	15.4	13.9	13.7	13.5	13.2
Leverage capital ratio	10.5	9.5	9.3	9.2	8.8
Supplementary leverage	8.9	8.0	7.9	7.8	7.5
Common equity per common share	$42.71	$38.97	$39.31	$41.37	$42.68

	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions, except per share data, shares in thousands)	2024	2024	2023	2023	2023
Calculations of Tangible Common Equity and Related Measures:(1)
Total shareholders’ equity	$63,827	$59,053	$59,253	$62,007	$63,681
Less:
Preferred stock	6,673	6,673	6,673	6,673	6,673
Noncontrolling interests	—	232	152	167	155
Intangible assets, net of deferred taxes (including discontinued operations)	18,471	23,198	23,306	29,491	29,628
Tangible common equity	$38,683	$28,950	$29,122	$25,676	$27,225

Outstanding shares at end of period (in thousands)	1,338,223	1,338,096	1,333,743	1,333,668	1,331,976
Tangible common equity per common share	$28.91	$21.64	$21.83	$19.25	$20.44

Total assets	$519,853	$534,959	$535,349	$542,707	$554,549
Less: Intangible assets, net of deferred taxes (including discontinued operations prior to the sale of TIH)	18,471	23,198	23,306	29,491	29,628
Tangible assets	$501,382	$511,761	$512,043	$513,216	$524,921

Equity as a percentage of total assets	12.3%	11.0%	11.1%	11.4%	11.5%
Tangible common equity as a percentage of tangible assets	7.7	5.7	5.7	5.0	5.2
(1)Tangible common equity is a non-GAAP measure that excludes the impact of intangible assets, net of deferred taxes. This measure is useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist’s management uses this measure to assess balance sheet risk and shareholder value. These measures are not necessarily comparable to similar measures that may be presented by other companies.

Selected Mortgage Banking Information & Additional Information

	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
(Dollars in millions, except per share data)	2024	2024	2023	2023	2023
Mortgage Banking Income
Residential mortgage income:
Residential mortgage production revenue	$24	$17	$14	$19	$22
Residential mortgage servicing income:
Residential mortgage servicing income before MSR valuation	72	88	85	85	77
Net MSRs valuation	(12)	(15)	(13)	(20)	(19)
Total residential mortgage servicing income	60	73	72	65	58
Total residential mortgage income	84	90	86	84	80
Commercial mortgage income:
Commercial mortgage production revenue	4	5	5	17	16
Commercial mortgage servicing income:
Commercial mortgage servicing income before MSR valuation	7	3	3	3	4
Net MSRs valuation	17	(1)	—	(2)	(1)
Total commercial mortgage servicing income	24	2	3	1	3
Total commercial mortgage income	28	7	8	18	19
Total mortgage banking income	$112	$97	$94	$102	$99
Other Mortgage Banking Information
Residential mortgage loan originations	$3,881	$2,412	$3,027	$4,196	$5,558
Residential mortgage servicing portfolio:(1)
Loans serviced for others	208,270	210,635	213,399	214,953	222,917
Bank-owned loans serviced	54,903	55,255	55,669	56,679	57,147
Total servicing portfolio	263,173	265,890	269,068	271,632	280,064
Weighted-average coupon rate on mortgage loans serviced for others	3.63%	3.59%	3.56%	3.51%	3.54%
Weighted-average servicing fee on mortgage loans serviced for others	0.28	0.28	0.27	0.27	0.27

Additional Information
Brokered deposits(2)	$27,384	$30,650	$31,260	$34,986	$32,307

NQDCP income (expense):(3)
Interest income	$—	$1	$2	$3	$3
Other income	4	15	17	35	9
Personnel expense	(4)	(16)	(19)	(38)	(12)
Total NQDCP income (expense)	$—	$—	$—	$—	$—

Common stock prices:
High	$40.51	$39.29	$37.83	$35.78	$35.39
Low	35.09	34.23	26.57	27.70	25.56
End of period	38.85	38.98	36.92	28.61	30.35
Banking offices	1,930	1,930	2,001	2,001	2,002
ATMs	2,942	2,947	3,031	3,037	3,041
FTEs(4)	41,368	49,218	50,905	51,943	52,564
FTEs - continuing operations(4)	38,140	39,417	40,997	41,997	42,701
(1)Amounts reported are unpaid principal balance.
(2)Amounts represented in interest checking, money market and savings, and time deposits.
(3)Relates to plans where Truist holds assets in proportion to participant elections.
(4)FTEs represents an average for the quarter.

Selected Items(1)

	Favorable (Unfavorable)
(Dollars in millions, except per share data) Description	Pre-Tax	After-Tax at Marginal Rate	Impact to Diluted EPS
Selected Items
Second Quarter 2024
Gain on sale of TIH (net income from discontinued operations)	$6,903	$4,814	$3.60
Loss on sale of securities (securities gains (losses))	(6,650)	(5,089)	(3.80)
Charitable contribution (other expense)	(150)	(115)	(0.09)
Restructuring charges ($33 million in restructuring charges and $63 million in net income from discontinued operations)	(96)	(73)	(0.05)
FDIC special assessment (regulatory costs)	(13)	(11)	(0.01)
Accelerated recognition of TIH equity compensation expense (net income from discontinued operations)	(10)	(8)	(0.01)
First Quarter 2024
Accelerated recognition of TIH equity compensation expense (net income from discontinued operations)	$(89)	$(68)	$(0.05)
FDIC special assessment (regulatory costs)	(75)	(57)	(0.04)
Restructuring charges ($51 million in restructuring charges and $19 million in net income from discontinued operations)	(70)	(53)	(0.04)
Fourth Quarter 2023
Goodwill impairment	$(6,078)	$(6,078)	$(4.53)
FDIC special assessment (regulatory costs)	(507)	(387)	(0.29)
Restructuring charges ($155 million in restructuring charges and $28 million in net income from discontinued operations)	(183)	(139)	(0.10)
Discrete tax benefit (provision for income taxes)	—	204	(0.15)
Third Quarter 2023
Restructuring charges ($61 million in restructuring charges and $14 million in net income from discontinued operations)	$(75)	$(58)	$(0.04)
Second Quarter 2023
Restructuring charges ($48 million in restructuring charges and $6 million in net income from discontinued operations)	$(54)	$(41)	$(0.03)
First Quarter 2023
Restructuring charges ($56 million in restructuring charges and $7 million in net income from discontinued operations)	$(63)	$(48)	$(0.04)
(1)Includes certain selected items from the consolidated statements of income. A reconciliation of non-GAAP measures is included in the appendix to Truist’s Second Quarter 2024 Earnings Presentation.